UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
December 15, 2006 (December 13, 2006)
BIOMIMETIC THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51934	62-1786244
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
389-A Nichol Mill Lane, Franklin, Tennessee 37067
(Address of principal executive offices)
(615) 844-1280
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year,
if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
Ex-99.1 December 13, 2006 Press Release

Item 8.01. Other Events.
     On December 13, 2006, BioMimetic Therapeutics, Inc. (the “Company”) issued a press release announcing positive results from its 20 patient U.S. feasibility clinical trial assessing the safety and efficacy of GEM OS1™ Bone Graft in foot and ankle fusion indications (the “Study”). The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. During a conference call on the same day, the Company also disclosed additional data relating to the Study. In particular, the Company disclosed that: (1) of the 17 patients included in the 12 week follow-up data, 11 of those patients were treated with GEM OS1 and 6 were treated with the autograft control; and (2) the average anesthesia time for the GEM OS1 group was 154 minutes versus 165 minutes for the autograft group. In addition, during the conference call the Company also announced that it has completed enrollment in its 60 patient registration clinical trial in Canada using GEM OS1 in foot and ankle fusions.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Number	Exhibit
99.1	Press Release dated December 13, 2006.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BIOMIMETIC THERAPEUTICS, INC.
By:	/s/ Earl Douglas
	Name:	Earl Douglas
	Title:	General Counsel

Date: December 15, 2006